Exhibit 99.1
Moog Inc. ▪ East Aurora, New York ▪ 14052 ▪ 716-652-2000

Press Information

Release Date:	April 25, 2025
IMMEDIATE

Moog Inc. Reports Second Quarter 2025 Results with
Record Sales and Strong Operational Performance

East Aurora, NY -- Moog Inc. (NYSE: MOG.A and MOG.B), a worldwide designer, manufacturer and systems integrator of high-performance precision motion and fluid controls and control systems, today reported fiscal second quarter 2025 diluted earnings per share of $1.75 and adjusted diluted earnings per share of $1.92, reflecting strong operational performance.

(in millions, except per share results)	Three Months Ended
	Q2 2025	Q2 2024	Deltas
Net sales	$935	$930	0%
Operating margin	11.7%	12.0%	(30) bps
Adjusted operating margin	12.5%	13.6%	(110) bps
Diluted net earnings per share	$1.75	$1.86	(6)%
Adjusted diluted net earnings per share	$1.92	$2.19	(12)%
Net cash provided (used) by operating activities	$39	$(44)	$83
Free cash flow	$2	$(84)	$86
See the reconciliations of adjusted financial results and free cash flow to reported results included in the financial statements herein for the periods ended March 29, 2025 and March 30, 2024.

Quarter Highlights

•Net sales increased primarily in Military Aircraft and Commercial Aircraft, while sales in Industrial declined due to simplification actions.
•Operating margin declined modestly due to the absence of the prior year's one-time 150 basis point benefit from the Employee Retention Credit (ERC), masking stronger operational performance.
•Adjusted operating margin declined due to the absence of prior year benefit which offset stronger operational performance, primarily in Industrial and in Military Aircraft.
•Diluted net earnings per share declined due to last year's ERC, partially offset by lower adjustments and higher operating margin.
•Adjusted diluted net earnings per share declined due to last year's ERC, partially offset by higher adjusted operating margin.
•Free cash flow was driven by lower working capital requirements.
•Twelve-month backlog remained steady at $2.5 billion.
•Reiterated 2025 guidance, noting potential net tariff risk to operating profit of $10 million to $20 million.

"We have delivered another quarter of strong financial results due to our unrelenting focus on operational performance," said Pat Roche, CEO. "We achieved record sales and drove improved operating margin and earnings per share, both net of the prior year's one-time Employee Retention Credit. In addition, we delivered free cash flow in line with our plan."

Exhibit 99.1

Segment Results
Sales in the second quarter of 2025 increased marginally to $935 million compared to the second quarter of 2024. Military Aircraft sales increased 6% to $214 million, driven by the continued ramp-up of the FLRAA program. Commercial Aircraft sales increased 4% to $216 million, reflecting strong aftermarket demand partially offset by production delays on certain business jet and narrow-body programs. Space and Defense sales increased 1% to $270 million, supported by broad-based defense demand. These gains were partially offset by a 7% decline in Industrial sales to $234 million, primarily due to divestitures and purposeful product exits.

Operating margin was 11.7% in the second quarter, down 30 basis points compared to the second quarter of 2024, which included a one-time 150 basis point benefit from the ERC. Space and Defense operating margin declined 370 basis points to 12.1%, reflecting the absence of the prior year's ERC benefit. Commercial Aircraft operating margin declined 20 basis points to 11.8%, driven by pressures arising from OEM customers' production delays, partially offset by stronger aftermarket activity. Partially offsetting these margin declines was a Military Aircraft operating margin increase of 280 basis points to 11.1%. Lower amounts of restructuring and other charges, along with stronger operational performance in the current quarter, were partially offset by the prior year's benefits of the mature product line sale and the ERC. Additionally, Industrial operating margin increased 50 basis points to 11.6%, driven by simplification initiatives.

Adjusted operating margin excludes $14 million and $7 million in restructuring and other charges in the second quarters of 2024 and 2025, respectively. Excluding these charges, total company adjusted operating margin decreased 110 basis points from 13.6% in 2024 to 12.5% in 2025. However, adjusted operating margin increased 40 basis points from a year ago, excluding the ERC benefit. Adjusted operating margin in Industrial increased 90 basis points to 13.4% driven by simplification initiatives. Commercial Aircraft adjusted operating margin declined 20 basis points to 11.8%, driven by pressures arising from OEM customers' production delays, partially offset by stronger aftermarket activity. Military Aircraft adjusted operating margin decreased 140 basis points as the prior year's benefits of the mature product line sale and the ERC were partially offset by stronger operational performance in the current quarter. Space and Defense adjusted operating margin decreased 330 basis points due to the absence of the prior year's ERC.

Free Cash Flow Results
Free cash flow in the second quarter was $2 million. This result reflects strong earnings, halted growth in physical inventories and secured customer advances, partially offset by the timing of collections.

2025 Financial Guidance

"Our underlying business is strong, and we are reiterating our guidance on sales, adjusted operating margin and adjusted earnings per share," said Jennifer Walter, CFO. "We acknowledge the potential for pressure on our results from tariffs and we are taking appropriate steps to significantly mitigate the impact on our business."

	FY 2025 Guidance
	Current (1)	Previous
Net sales (in billions)	$3.7	$3.7
Operating margin	12.7%	12.9%
Adjusted operating margin	13.0%	13.0%
Diluted net earnings per share(2)	$7.89	$8.06
Adjusted diluted net earnings per share(2)	$8.20	$8.20
Free cash flow conversion	50%	50 - 75%
(1) Current guidance excludes potential net tariff risk. (2) Diluted net earnings per share and Adjusted diluted net earnings per share figures are forecasted to be within range of +/- $0.20.

Exhibit 99.1
Conference call information

In conjunction with today’s release, Pat Roche, CEO, and Jennifer Walter, CFO, will host a conference call today beginning at 10:00 a.m. ET, which will be simultaneously broadcast live online. Listeners can access the call and supplemental financial materials at www.moog.com/investors/communications.

Cautionary Statement

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which can be identified by words such as: “may,” “will,” “should,” “believes,” “expects,” “expected,” “intends,” “plans,” “projects,” “approximate,” “estimates,” “predicts,” “potential,” “outlook,” “forecast,” “anticipates,” “presume,” “assume” and other words and terms of similar meaning (including their negative counterparts or other various or comparable terminology). These forward-looking statements are made pursuant to the Private Securities Litigation Reform Act of 1995, are neither historical facts nor guarantees of future performance and are subject to several factors, risks and uncertainties, the impact or occurrence of which could cause actual results to differ materially from the expected results described in the forward-looking statements.

Although it is not possible to create a comprehensive list of all factors that may cause our actual results to differ from the results expressed or implied by our forward-looking statements or that may affect our future results, some of these factors and other risks and uncertainties are described in Item 1A “Risk Factors” of our Annual Report on Form 10-K and in our other periodic filings with the Securities and Exchange Commission (“SEC”) and include, but are not limited to, risks relating to: (i) our operation in highly competitive markets with competitors who may have greater resources than we possess; (ii) our operation in cyclical markets that are sensitive to domestic and foreign economic conditions and events; (iii) our heavy dependence on government contracts that may not be fully funded or may be terminated; (iv) supply chain constraints and inflationary impacts on prices for raw materials and components used in our products; (v) failure of our subcontractors or suppliers to perform their contractual obligations; and (vi) our accounting estimations for over-time contracts and any changes we need to make thereto. You should evaluate all forward-looking statements made in this press release in the context of these risks and uncertainties.

While we believe we have identified and discussed in our SEC filings the material risks affecting our business, there may be additional factors, risks and uncertainties not currently known to us or that we currently consider immaterial that may affect the forward-looking statements we make herein. Given these factors, risks and uncertainties, investors should not place undue reliance on forward-looking statements as predictive of future results. Any forward-looking statement speaks only as of the date on which it is made, and we disclaim any obligation to update any forward-looking statement made in this press release, except as required by applicable law.

Contact: Aaron Astrachan
716.687.4225

Exhibit 99.1

Moog Inc.
CONSOLIDATED STATEMENTS OF EARNINGS (UNAUDITED)
(dollars in thousands, except per share data)

	Three Months Ended		Six Months Ended
	March 29, 2025	March 30, 2024	March 29, 2025	March 30, 2024
Net sales	$934,840	$930,303	$1,845,155	$1,787,153
Cost of sales	676,648	663,350	1,344,688	1,287,001
Inventory write-down	2,149	175	2,149	175
Gross profit	256,043	266,778	498,318	499,977
Research and development	24,481	28,382	48,086	58,961
Selling, general and administrative	133,102	124,961	260,883	243,686
Interest	19,548	18,003	36,550	34,697
Asset impairment	—	6,750	—	6,750
Restructuring	2,425	6,750	6,209	8,639
Other	2,908	3,183	4,432	5,884
Earnings before income taxes	73,579	78,749	142,158	141,360
Income taxes	17,825	18,746	33,291	33,545
Net earnings	$55,754	$60,003	$108,867	$107,815

Net earnings per share
Basic	$1.77	$1.88	$3.43	$3.38
Diluted	$1.75	$1.86	$3.38	$3.34

Weighted average common shares outstanding
Basic	31,558,372	31,967,828	31,764,917	31,934,965
Diluted	31,942,315	32,335,418	32,174,804	32,295,762

Exhibit 99.1

Moog Inc.
RECONCILIATION TO ADJUSTED NET EARNINGS BEFORE TAXES, INCOMES TAXES, NET EARNINGS AND DILUTED NET EARNINGS PER SHARE (UNAUDITED)
(dollars in thousands)

	Three Months Ended		Six Months Ended
	March 29, 2025	March 30, 2024	March 29, 2025	March 30, 2024
As Reported:
Earnings before income taxes	$73,579	$78,749	$142,158	$141,360
Income taxes	17,825	18,746	33,291	33,545
Effective income tax rate	24.2%	23.8%	23.4%	23.7%
Net earnings	55,754	60,003	108,867	107,815
Diluted net earnings per share	$1.75	$1.86	$3.38	$3.34

Restructuring and Other Charges:
Earnings before income taxes	$7,343	$7,590	$13,399	$9,479
Income taxes	1,801	1,852	3,313	2,350
Net earnings	5,542	5,738	10,086	7,129
Diluted net earnings per share	$0.17	$0.18	$0.31	$0.22

Asset Impairment:
Earnings before income taxes	$—	$6,750	$—	$6,750
Income taxes	—	1,593	—	1,593
Net earnings	—	5,157	—	5,157
Diluted net earnings per share	$—	$0.16	$—	$0.16

As Adjusted:
Earnings before income taxes	$80,922	$93,089	$155,557	$157,589
Income taxes	19,626	22,191	36,604	37,488
Effective income tax rate	24.3%	23.8%	23.5%	23.8%
Net earnings	61,296	70,898	118,953	120,101
Diluted net earnings per share	$1.92	$2.19	$3.70	$3.72
The diluted net earnings per share associated with the adjustments in the table above may not reconcile when totaled due to rounding.
Results shown above have been adjusted to exclude impacts associated with restructuring and other charges related to continued portfolio shaping and footprint rationalization activities, as well as asset impairments due to program termination and the devaluation of an investment. While management believes that these adjusted financial measures may be useful in evaluating the financial condition and results of operations of the Company, this information should be considered supplemental and is not a substitute for financial information prepared in accordance with GAAP.

Exhibit 99.1

Moog Inc.
CONSOLIDATED SALES AND OPERATING PROFIT (UNAUDITED)
(dollars in thousands)

	Three Months Ended		Six Months Ended
	March 29, 2025	March 30, 2024	March 29, 2025	March 30, 2024
Net sales:
Space and Defense	$270,184	$266,787	$517,968	$496,915
Military Aircraft	213,849	202,500	427,269	388,744
Commercial Aircraft	216,381	207,594	437,304	401,816
Industrial	234,426	253,422	462,614	499,678
Net sales	$934,840	$930,303	$1,845,155	$1,787,153
Operating profit:
Space and Defense	$32,781	$42,243	$61,320	$67,540
	12.1%	15.8%	11.8%	13.6%
Military Aircraft	23,722	16,769	46,638	36,358
	11.1%	8.3%	10.9%	9.4%
Commercial Aircraft	25,591	24,845	49,795	45,471
	11.8%	12.0%	11.4%	11.3%
Industrial	27,213	28,155	52,711	57,179
	11.6%	11.1%	11.4%	11.4%
Total operating profit	109,307	112,012	210,464	206,548
	11.7%	12.0%	11.4%	11.6%
Deductions from operating profit:
Interest expense	19,548	18,003	36,550	34,697
Equity-based compensation expense	3,695	3,047	8,020	7,212
Non-service pension expense	1,939	3,191	3,885	6,378
Corporate and other expenses, net	10,546	9,022	19,851	16,901
Earnings before income taxes	$73,579	$78,749	$142,158	$141,360

Exhibit 99.1

Moog Inc.
RECONCILIATION TO ADJUSTED OPERATING PROFIT AND MARGINS (UNAUDITED)
(dollars in thousands)

	Three Months Ended		Six Months Ended
	March 29, 2025	March 30, 2024	March 29, 2025	March 30, 2024
Space and Defense operating profit - as reported	$32,781	$42,243	$61,320	$67,540
Asset impairment	—	304	—	304
Restructuring and other	1,138	—	2,068	—
Space and Defense operating profit - as adjusted	$33,919	$42,547	$63,388	$67,844
	12.6%	15.9%	12.2%	13.7%

Military Aircraft operating profit - as reported	$23,722	$16,769	$46,638	$36,358
Asset impairment	—	6,446	—	6,446
Restructuring and other	2,000	3,963	2,591	3,963
Military Aircraft operating profit - as adjusted	$25,722	$27,178	$49,229	$46,767
	12.0%	13.4%	11.5%	12.0%

Commercial Aircraft operating profit - as reported and adjusted	$25,591	$24,845	$49,795	$45,471
	11.8%	12.0%	11.4%	11.3%

Industrial operating profit - as reported	$27,213	$28,155	$52,711	$57,179
Restructuring and other	4,205	3,627	8,740	5,516
Industrial operating profit - as adjusted	$31,418	$31,782	$61,451	$62,695
	13.4%	12.5%	13.3%	12.5%

Total operating profit - as adjusted	$116,650	$126,352	$223,863	$222,777
	12.5%	13.6%	12.1%	12.5%
While management believes that these adjusted financial measures may be useful in evaluating the financial condition and results of operations of the Company, this information should be considered supplemental and is not a substitute for financial information prepared in accordance with GAAP.

Exhibit 99.1

Moog Inc.
CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(dollars in thousands)

	March 29, 2025	September 28, 2024
ASSETS
Current assets
Cash and cash equivalents	$62,124	$61,694
Restricted cash	602	123
Receivables, net	537,179	419,971
Unbilled receivables	733,762	709,014
Inventories, net	902,551	863,702
Prepaid expenses and other current assets	95,554	86,245
Total current assets	2,331,772	2,140,749
Property, plant and equipment, net	960,015	929,357
Operating lease right-of-use assets	55,354	52,591
Goodwill	825,415	833,764
Intangible assets, net	57,915	63,479
Deferred income taxes	31,638	20,991
Other assets	57,146	52,695
Total assets	$4,319,255	$4,093,626
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Accounts payable	$293,052	$292,988
Accrued compensation	69,411	101,127
Contract advances and progress billings	306,772	299,732
Accrued liabilities and other	282,180	305,180
Total current liabilities	951,415	999,027
Long-term debt, excluding current installments	1,165,662	874,139
Long-term pension and retirement obligations	172,395	167,161
Deferred income taxes	26,384	27,738
Other long-term liabilities	167,982	164,928
Total liabilities	2,483,838	2,232,993
Shareholders’ equity
Common stock - Class A	43,852	43,835
Common stock - Class B	7,428	7,445
Additional paid-in capital	750,119	784,509
Retained earnings	2,759,484	2,668,723
Treasury shares	(1,204,032)	(1,082,240)
Stock Employee Compensation Trust	(162,945)	(194,049)
Supplemental Retirement Plan Trust	(141,490)	(163,821)
Accumulated other comprehensive loss	(216,999)	(203,769)
Total shareholders’ equity	1,835,417	1,860,633
Total liabilities and shareholders’ equity	$4,319,255	$4,093,626

Exhibit 99.1

Moog Inc.
CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
(dollars in thousands)

	Six Months Ended
	March 29, 2025	March 30, 2024
CASH FLOWS FROM OPERATING ACTIVITIES
Net earnings	$108,867	$107,815
Adjustments to reconcile net earnings to net cash provided (used) by operating activities:
Depreciation	45,822	42,276
Amortization	4,629	5,296
Deferred income taxes	(12,252)	(17,805)
Equity-based compensation expense	8,020	7,212
Asset impairment	—	6,750
Other	2,997	2,382
Changes in assets and liabilities providing (using) cash:
Receivables	(123,555)	17,469
Unbilled receivables	(26,967)	(86,197)
Inventories	(54,209)	(77,396)
Accounts payable	1,975	1,847
Contract advances and progress billings	9,964	24,512
Accrued expenses	(30,966)	903
Accrued income taxes	(24,986)	10,833
Net pension and post retirement liabilities	12,986	5,687
Other assets and liabilities	(15,187)	(35,195)
Net cash provided (used) by operating activities	(92,862)	16,389
CASH FLOWS FROM INVESTING ACTIVITIES
Acquisitions of businesses, net of cash acquired	—	(5,911)
Purchase of property, plant and equipment	(70,382)	(77,530)
Net proceeds from businesses sold	13,487	—
Other investing transactions	(2,062)	(515)
Net cash provided (used) by investing activities	(58,957)	(83,956)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from revolving lines of credit	752,500	509,500
Payments on revolving lines of credit	(462,000)	(425,000)
Payments on finance lease obligations	(4,501)	(2,741)
Payment of dividends	(18,106)	(17,572)
Proceeds from sale of treasury stock	7,825	7,579
Purchase of outstanding shares for treasury	(126,425)	(20,238)
Proceeds from sale of stock held by SECT	19,289	15,788
Purchase of stock held by SECT	(14,808)	(9,407)
Other financing transactions	(1,457)	—
Net cash provided (used) by financing activities	152,317	57,909
Effect of exchange rate changes on cash	(2,309)	245
Increase (decrease) in cash, cash equivalents and restricted cash	(1,811)	(9,413)
Cash, cash equivalents and restricted cash at beginning of year (1)	64,537	69,144
Cash, cash equivalents and restricted cash at end of period	$62,726	$59,731
(1) Beginning of year cash balance at September 29, 2024 includes cash related to assets held for sale of $2,720.

Exhibit 99.1

Moog Inc.
RECONCILIATION OF NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES TO FREE CASH FLOW (UNAUDITED)
(dollars in thousands)

	Three Months Ended		Six Months Ended
	March 29, 2025	March 30, 2024	March 29, 2025	March 30, 2024
Net cash provided (used) by operating activities	$39,422	$(44,002)	$(92,862)	$16,389
Purchase of property, plant and equipment	(37,604)	(40,114)	(70,382)	(77,530)
Receivables Purchase Agreement	—	—	—	(25,000)
Free cash flow	$1,818	$(84,116)	$(163,244)	$(86,141)
Adjusted net earnings	$61,296	$70,898	$118,953	$120,101
Free cash flow conversion	3%	(119)%	(137)%	(72)%
Free cash flow is defined as net cash provided (used) by operating activities, less purchase of property, plant and equipment, less the benefit from the Receivables Purchase Agreement. Free cash flow conversion is defined as free cash flow divided by adjusted net earnings. Free cash flow and free cash flow conversion are not measures determined in accordance with GAAP and may not be comparable with the measures as used by other companies. However, management believes these adjusted financial measures may be useful in evaluating the liquidity, financial condition and results of operations of the Company. This information should be considered supplemental and is not a substitute for financial information prepared in accordance with GAAP.